June 25, 2009

DREYFUS MANAGER FUNDS II DREYFUS BALANCED OPPORTUNITY FUND Supplement to Prospectus dated April 1, 2009

     The following information supersedes and replaces the information in the fifth paragraph contained in the section in the Fund’s Prospectus entitled “Management.”

     David Bowser and Peter Vaream are the co-primary portfolio managers for the fixed- income portion of the Fund’s portfolio. Mr. Bowser has been employed by Dreyfus since July 2006. He is also a Chartered Financial Analyst and Strategist for Investment Grade Credit, and a portfolio manager for dedicated corporate mandates at Standish Mellon Asset Management Company LLC (Standish Mellon), a subsidiary of BNY Mellon and an affiliate of Dreyfus. Mr. Bowser joined Standish Mellon in 2000. Mr. Vaream has been employed by Dreyfus since April 2008. He is also a Senior Portfolio Manager for Active Core Fixed Income Strategies at Standish Mellon. Mr. Vaream joined Standish Mellon in 2007. Prior to joining Standish Mellon, he was a senior portfolio manager at MFS Investment Management since 1993.

6000S0609